Exhibit 10.1

Execution Version

NINTH AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AND

THIRD AMENDMENT

TO

FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL

AGREEMENT

dated as of

September 23, 2019

among

GENESIS ENERGY, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent,

and

The Lenders Party Hereto

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT

AGREEMENT AND THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED

GUARANTEE AND COLLATERAL AGREEMENT

This NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of September 23, 2019 (collectively, this “Ninth Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), the other Grantors (as defined in the Guarantee and Collateral Agreement referred to below) party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

RECITALS

A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016, that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017, that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2017, that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 28, 2018, and that certain Eighth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 11, 2018 (as so amended, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower;

B.     The Borrower, the Administrative Agent and the other parties thereto are parties to that certain Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of September 17, 2015, and that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017 (as so amended, the “Guarantee and Collateral Agreement”); and

C.     The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement and the Guarantee and Collateral Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Ninth Amendment refer to articles, schedules, exhibits and sections of the Ninth Amendment.

SECTION 2.    Amendments to Credit Agreement. As of the Ninth Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

“Alkali Group” means, collectively, Genesis Alkali Holdings Company, LLC, Genesis Alkali Holdings, LLC, Genesis Alkali, LLC, Genesis Alkali Wyoming, LP, Genesis Specialty Alkali, LLC and their respective subsidiaries.

“Alkali Group Distribution Policy” means the distribution policy of Genesis Alkali Holdings Company, LLC as in effect on the Ninth Amendment Effective Date and set forth on Exhibit J hereto.

“Alkali Group Distribution Policy Trigger” means the first to occur of (a) the Alkali Group Distribution Policy ceasing to be in effect, (b) the Alkali Group Distribution Policy being amended or modified in such way as to further limit in any material way the cash distributions from Genesis Alkali Holdings Company, LLC to its common equityholders, and (c) Genesis Alkali Holdings Company, LLC failing to comply with the Alkali Group Distribution Policy in any material respect.

“Alkali Preferred Units” means (a) the redeemable preferred units issued by Genesis Alkali Holdings Company, LLC to GSO Capital Partners LP, a Delaware limited partnership, for up to $350,000,000 of proceeds pursuant to the unit purchase agreement dated as of and as in effect on the Ninth Amendment Effective Date or (b) other redeemable preferred units issued by Genesis Alkali Holdings, LLC on terms no less favorable to it than the terms of the preferred units described in clause (a) to the extent that the net proceeds thereof (i) do not exceed the amount necessary to fully redeem the preferred units described in clause (a) (plus all accrued and unpaid distributions on such preferred units and the amount of all premiums, fees and expenses incurred in connection therewith) and (ii) are used to fully redeem the preferred units described in clause (a).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Ninth Amendment Effective Date” means the “Ninth Amendment Effective Date” as defined in that certain Ninth Amendment to Fourth Amended and Restated Credit Agreement and Third Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of September 23, 2019, among the Borrower, the Administrative Agent and the Lenders party thereto.

(b)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the second paragraph of the definition of “Applicable Margin” as follows:

“For purposes of the Leverage-Based Pricing Grid, the Applicable Margin for any date shall be determined by reference to the Consolidated Leverage Ratio (provided that, as of the last day of any fiscal quarter ending prior to July 1, 2016, if the Consolidated Leverage Ratio is greater than 5.00 to 1.00, Level V shall apply) as of the last day of the fiscal quarter most recently ended and any change shall (a) become effective upon the delivery to the Administrative Agent of financial statements pursuant to Section 5.01(a) or (b) for such quarter and (b) apply to Loans outstanding on such delivery date or made on and after such delivery date but prior to the effective date of the next such change. Notwithstanding the foregoing, at any time during which the applicable Borrower Party has failed to deliver such financial statements to the Administrative Agent when due, the Consolidated Leverage Ratio shall be deemed, solely for the purpose of this definition, to be (x) prior to July 1, 2016, Level V and (y) on or after July 1, 2016, Level VII, until such time as the applicable Borrower Party shall deliver such financial statements.”

(c)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new clause (c)(iii) to the definition of “Consolidated EBITDA”:

“with respect to the Alkali Group, minus the amount of cash distributions paid to the holders of Alkali Preferred Units.”

(d)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (d)(ii) of the definition of “Consolidated EBITDA” as follows:

“cash dividends or distributions (or with respect to NEJD SPE 1, loan payments under the NEJD Intercompany Note) received (if any) by the Borrower or any Restricted Subsidiary from Unrestricted Subsidiaries (other than the Alkali Group prior to the occurrence of the Alkali Group Distribution Policy Trigger), Joint Ventures, equity investees and any other Person accounted for by the Borrower by the equity method of accounting, or any other Person that is not a Subsidiary (plus, with respect to the Alkali Group after the occurrence of the Alkali Group Distribution Policy Trigger, reserves for maintenance capital) in substitution of any GAAP items reflected in such period attributable to income/loss of such Persons; provided, that all such dividends or distributions with respect to a relevant accounting period that the Borrower or any Restricted Subsidiary receives within 15 days after such accounting period shall be included as if such amounts had been received during such accounting period.”

(e)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (c)(iii) of the definition of “Pro Forma Basis” as follows:

“with respect to such Substantial Transaction, in making any determination of Adjusted Consolidated EBITDA, pro forma effect shall be given to any such Substantial Transaction if effected during the respective Calculation Period or Test Period as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be, and, at the Borrower’s election by written notice to the Administrative Agent as contemplated by clause (iv)(a)(x) below, but only to the extent approved by the Administrative Agent and a majority of the Arrangers pursuant to such clause (and with respect to any redemption of the Alkali Preferred Units constituting a Substantial Transaction, only if concurrently with such redemption, each member of the Alkali Group is designated as a Restricted Subsidiary), with respect to adjustments beyond the mere combination of the relevant historical financial information, including for factually supportable and identifiable cost savings and reduction of expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, (collectively such adjustments, “Non-Historical Pro Forma Adjustments”), as if such cost savings or reduction of expenses or other adjustments were realized commencing on the first day of the respective period; and”

(f)

Section 1.01 of the Credit Agreement is hereby amended by replacing “each Arranger” in each place it appears in clause (c)(iv) of the definition of “Pro Forma Basis” with “the Administrative Agent and a majority of the Arrangers”.

(g)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Substantial Transaction” as follows:

““Substantial Transaction” means (a) any Permitted Acquisition, any acquisition that results in a Joint Venture, any acquisition that is consummated through an Unrestricted Subsidiary or a Joint Venture, or any Divestiture in respect of which the aggregate Acquisition Consideration (or, in the case of a Divestiture, the consideration paid by the purchaser if calculated in the same manner as the definition of Acquisition Consideration) is in excess of $25,000,000 or (b) any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with the definition of “Restricted Subsidiary”; provided, that the Borrower’s Divestiture from time to time in one or more transactions of all or any portion of the VKGC Business and/or the Wink Business shall not be considered for purposes of (i) determining if any Divestiture constitutes a Substantial Transaction or (ii) performing calculations on a Pro Forma Basis pursuant to this Agreement.”

(h)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Unrestricted Subsidiary” as follows:

““Unrestricted Subsidiary” means (1) any Subsidiary (a) that is listed as an Unrestricted Subsidiary on Schedule 3.18(a) (until such time as such Subsidiary may be redesignated as a Restricted Subsidiary in accordance with the definition of “Restricted Subsidiary”) or that becomes a Subsidiary after the date hereof and, at the time it becomes a Subsidiary, is designated as an Unrestricted Subsidiary pursuant to a written notice from the Borrower to the Administrative Agent, (b) which has not acquired any assets (other than as not prohibited by this Agreement) from the Borrower or any Restricted Subsidiary, and (c) that has no Indebtedness, Guarantee obligations or other obligations other than Non-Recourse Obligations, except as expressly permitted pursuant to Sections 5.13(c) and 6.04(g) and, in the case of NEJD SPE 2, except for recourse pursuant to the NEJD SRCA, the NEJD Intercompany Financing Agreements and the NEJD Consent (subject to limitations on amendment of such documents set forth in the Loan Documents, the NEJD Intercompany Financing Agreements and the NEJD Consent) and (2) each member of the Alkali Group (until such time as such member of the Alkali Group may be redesignated as a Restricted Subsidiary in accordance with the definition of “Restricted Subsidiary”). Any Restricted Subsidiary (other than the General Partner) may be redesignated as an Unrestricted Subsidiary pursuant to a written notice from the Borrower to the Administrative Agent; provided that, after giving effect to such redesignation, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall be in compliance on a Pro Forma Basis with Section 6.14; provided further that, an Unrestricted Subsidiary that has previously been redesignated as a Restricted Subsidiary may not be subsequently redesignated as an Unrestricted Subsidiary.”

(i)	Section 3.18(a) of the Credit Agreement is hereby amended by replacing “Effective Date” in each place it appears therein with “Ninth Amendment Effective Date”.

(j)

Section 5.02 of the Credit Agreement is hereby amended by (i) deleting the “and” from the end of Section 5.02(c), (ii) replacing the “.” at the end of Section 5.02(d) with “; and” and (iii) adding the following new Section 5.02(e):

“to the best of the Borrower’s knowledge, any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”

(k)	Section 5.13(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding any provision of the Loan Documents to the contrary, the Borrower and the other Borrower Parties may incur Guarantee obligations in the ordinary course of business consisting of Guarantees of performance obligations of Unrestricted Subsidiaries as long as such Guarantees do not constitute Guarantees of payment or Guarantees of performance of obligations that would result in the payment of any Indebtedness; provided, that, (i) in the case of Guarantees of performance obligations of any Person in the Alkali Group, the aggregate amount that has been or could reasonably be expected to be incurred pursuant to all such performance Guarantees is not greater than $145,000,000 outstanding at any one time, and (ii) the amount that has been or could reasonably be expected to be incurred pursuant to all other such performance Guarantees is not greater than $1,000,000 in the aggregate.”

(l)	Section 6.04(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) Investments by it existing on the date hereof and set forth on Schedule 6.04, (ii) additional Investments in the Equity Interests of any Restricted Subsidiaries, and (iii) any Investments in any of the Alkali Group, if as a result of, and simultaneously with, such Investment, each member of the Alkali Group becomes a Restricted Subsidiary;”

(m)	Section 6.04(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Investments in Unrestricted Subsidiaries (other than Investments in the Alkali Group); provided, that all such Investments in Unrestricted Subsidiaries in the aggregate outstanding at any one time shall not exceed an amount equal to 2.5% of Consolidated Net Tangible Assets as of the most recent delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b);”

(n)	Section 6.04(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Investments in any Person in the Alkali Group on the Ninth Amendment Effective Date and for so long thereafter as such Person is not a Restricted Subsidiary; provided, that the aggregate outstanding amount of all Investments (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) permitted by this Section 6.04(h) shall not, at any one time and without duplication, exceed the sum of (x) $1,350,000,000 plus (y) the lesser of (1) the amount of any cash distributions made following the Ninth Amendment Effective Date to the Borrower and the Restricted Subsidiaries by the Alkali Group and (2) $350,000,000;”

(o)	Section 6.04(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“such other Investments (other than Investments in any Joint Venture or Unrestricted Subsidiary) not otherwise permitted by the foregoing clauses in this Section 6.04; provided, that all such Investments in the aggregate outstanding at any one time shall not exceed an amount equal to 7.5% of Consolidated Net Tangible Assets as of the most recent delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b).”

(p)	Section 6.06(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“the issuance, sale or other disposition of Equity Interests in or of any Unrestricted Subsidiary or any Joint Venture;”

(q)	The Credit Agreement is hereby amended by adding the following new Section 6.21:

“Alkali Group. It will not permit any member of the Alkali Group to (a) create, incur, assume or permit to exist any Indebtedness for borrowed money or Disqualified Equity (other than the Alkali Preferred Units) prior to such date that all members of the Alkali Group constitute Restricted Subsidiaries or (b) remain an Unrestricted Subsidiary after the redemption of all Alkali Preferred Units.”

(r)	The Credit Agreement is hereby amended by adding the following new Section 9.21:

“Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 9.21, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

i.	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

ii.	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

iii.	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(s)	Schedule 3.18(a) to the Credit Agreement is hereby replaced with Schedule 3.18(a) attached hereto.

(t)	A new Exhibit J is added to the Credit Agreement in the form attached hereto and “Exhibit J Alkali Group Distribution Policy” is hereto added to the Table of Contents under “Exhibits”.

SECTION 3.    Amendments to Guarantee and Collateral Agreement. As of the Ninth Amendment Effective Date, the Guarantee and Collateral Agreement is amended as follows:

(a)	Section 1.01(b) of the Guarantee and Collateral Agreement is hereby amended by amending and restating the definition of “Pledged Securities” as follows:

““Pledged Securities” shall mean: (i) the equity interests described or referred to in Schedule 2 hereto and any other equity interests now owned or hereafter acquired; and (ii) (a) the certificates or instruments, if any, representing such equity interests, (b) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests, (c) all replacements, additions to and substitutions for any of the property referred to in this definition, including claims against third parties, (d) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (e) all books and records relating to any of the property referred to in this definition.”

(b)

Schedule 2 to the Guarantee and Collateral Agreement is hereby replaced with Schedule 2 attached hereto. Schedule 4 to the Guarantee and Collateral Agreement is hereby replaced with Schedule 4 attached hereto.

SECTION 4.    Conditions to Effectiveness. This Ninth Amendment shall not become effective until the date (the “Ninth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Ninth Amendment.

(b)

The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(c)

Substantially simultaneously with the Ninth Amendment Effective Date, (i) the unit purchase agreement governing the issuance and purchase of the Alkali Preferred Units (as defined in Section 2(a) above), in form and substance reasonably satisfactory to the Administrative Agent, shall be in full force and effect, (ii) the initial Alkali Preferred Units shall have been issued in accordance with such unit purchase agreement, and (iii) the Administrative Agent shall have received an officer’s certificate from a Responsible Officer of the Borrower certifying as to the foregoing and attaching the executed unit purchase agreement.

(d)

After giving effect to the Ninth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall be in compliance on a Pro Forma Basis with Section 6.14 of the Credit Agreement.

(e)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Ninth Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5.    Miscellaneous.

(a)    Confirmation. The provisions of the Loan Documents, as amended by this Ninth Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Ninth Amendment. The execution, delivery and effectiveness of this Ninth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(b)    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (i) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (ii) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (iii) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and all references in the Loan Documents to the “Guarantee and Collateral Agreement” (or words of similar import) refer to the Guarantee and Collateral Agreement as amended and supplemented hereby without impairing such obligations or Liens in any respect and (iv) represents and warrants to the Lenders that: (A) as of the date hereof, after giving effect to the terms of this Ninth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (B) as of the date hereof, after giving effect to this Ninth Amendment, no Default has occurred and is continuing.

(c)    Loan Document. This Ninth Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)    Counterparts. This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Ninth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)    NO ORAL AGREEMENT. THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)    GOVERNING LAW. THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)    THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS NINTH AMENDMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,

By: GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Name: Robert V. Deere
Title: Chief Financial Officer

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

GRANTORS:

GENESIS CRUDE OIL, L.P.
GENESIS PIPELINE TEXAS, L.P.
GENESIS PIPELINE USA, L.P.
GENESIS SYNGAS INVESTMENTS, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Name: Robert V. Deere
Title: Chief Financial Officer

GEL CHOPS I, L.P.
GEL CHOPS II, L.P.

By:	GEL CHOPS GP, LLC, its general partner

By:	/s/ Robert V. Deere
Name: Robert V. Deere
Title: Chief Financial Officer and Treasurer

CAMERON HIGHWAY PIPELINE I, L.P.

By:	Cameron Highway Pipeline GP, L.L.C., its general partner

By:	/s/ Robert V. Deere
Name: Robert V. Deere
Title: Chief Financial Officer and Treasurer

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

AP MARINE, LLC
BR PORT SERVICES, LLC
CAMERON HIGHWAY OIL PIPELINE COMPANY, LLC
CAMERON HIGHWAY PIPELINE GP, L.L.C.
CASPER EXPRESS PIPELINE, LLC
DAVISON PETROLEUM SUPPLY, LLC
DAVISON TRANSPORTATION SERVICES, INC.
DAVISON TRANSPORTATION SERVICES, LLC
DEEPWATER GATEWAY, L.L.C.
FLEXTREND DEVELOPMENT COMPANY, L.L.C.
GEL CHOPS GP, LLC
GEL DEEPWATER, LLC
GEL IHUB, LLC
GEL LOUISIANA FUELS, LLC
GEL ODYSSEY, LLC
GEL OFFSHORE PIPELINE, LLC
GEL OFFSHORE, LLC GEL PALOMA, LLC GEL PIPELINE OFFSHORE, LLC
GEL POSEIDON, LLC
GEL SEKCO, LLC
GEL TEX MARKETING, LLC
GEL TEXAS PIPELINE, LLC
GEL WYOMING, LLC
GENESIS BR, LLC
GENESIS CHOPS I, LLC
GENESIS CHOPS II, LLC
GENESIS DAVISON, LLC
GENESIS DEEPWATER HOLDINGS, LLC
GENESIS ENERGY FINANCE CORPORATION
GENESIS ENERGY, LLC
GENESIS FREE STATE HOLDINGS, LLC
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC
GENESIS IHUB HOLDINGS, LLC
GENESIS MARINE, LLC
GENESIS NEJD HOLDINGS, LLC
GENESIS ODYSSEY, LLC
GENESIS OFFSHORE HOLDINGS, LLC
GENESIS OFFSHORE, LLC
GENESIS PIPELINE ALABAMA, LLC

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

GENESIS POSEIDON HOLDINGS, LLC
GENESIS POSEIDON, LLC
GENESIS RAIL SERVICES, LLC
GENESIS SAILFISH HOLDINGS, LLC
GENESIS SEKCO, LLC
GENESIS SMR HOLDINGS, LLC
GENESIS TEXAS CITY TERMINAL, LLC GENESIS WASATCH ADDITIVES, INC.
HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
MANTA RAY GATHERING COMPANY, L.L.C.
MATAGORDA OFFSHORE, LLC
MILAM SERVICES, INC.
POSEIDON PIPELINE COMPANY, L.L.C.
RED RIVER TERMINALS, L.L.C.
SAILFISH PIPELINE COMPANY, L.L.C.
SEAHAWK SHORELINE SYSTEM, LLC
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.
TBP2, LLC
TDC SERVICES, LLC
TDC, L.L.C.
TEXAS CITY CRUDE OIL TERMINAL, LLC
THUNDER BASIN HOLDINGS, LLC
THUNDER BASIN PIPELINE, LLC

By:	/s/ Robert V. Deere
Name: Robert V. Deere
Title: Chief Financial Officer and Treasurer

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Managing Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

DEUTSCHE BANK AG – NEW YORK BRANCH, as a Lender

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Director

By:	/s/ My Nguyen
Name: My Nguyen
Title: Analyst

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

ABN AMRO CAPITAL USA, LLC, as a Lender

By:	/s/ Brody Summerall
Name: Brody Summerall
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

By:	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

CITIBANK N.A., as a Lender

By:	/s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

BBVA USA, as a Lender

By:	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H Lee
Name: Jonathan H Lee
Title: Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Managing Director

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

DNB CAPITAL LLC, as a Lender

By: /s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Senior Vice President

By: /s/ James Grubb
Name: James Grubb
Title: First Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

CADENCE BANK, N.A., as a Lender

By: /s/ William W. Brown
Name: William W. Brown
Title: Executive Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as a Lender

By: /s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

TRUSTMARK NATIONAL BANK, as a Lender

By: /s/ Jeff Deutsch
Name: Jeff Deutsch
Title: Senior Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

COMERICA BANK, as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Portfolio Manager, AVP

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]

BOKF, NA dba BANK OF TEXAS, as a Lender

By: /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

[Signature Page – Ninth Amendment to Fourth Amended and

Restated Credit Agreement]